iBET Sports Betting & Gaming ETF
Schedule of Investments
July 31, 2023 (Unaudited)
Shares	Security Description		Value
	COMMON STOCKS - 95.6%
	Casino Hotels - 46.0% (b)
255	Boyd Gaming Corporation		$17,422
8,000	Galaxy Entertainment Group, Ltd. (b)		58,060
567	Las Vegas Sands Corporation (b)		33,912
2,179	Melco Resorts & Entertainment, Ltd. - ADR (b)		29,678
35,200	MGM China Holdings, Ltd. (b)		46,669
585	MGM Resorts International		29,700
12,800	Sands China, Ltd. (b)		48,827
32,000	SJM Holdings, Ltd. (b)		14,771
44,100	Wynn Macau, Ltd. (b)		45,803
300	Wynn Resorts, Ltd.		32,694
			357,536
	Casino Services - 9.3%
503	Aristocrat Leisure, Ltd.		13,288
624	Caesars Entertainment, Inc. (b)		36,828
312	Light & Wonder, Inc. (b)		21,934
			72,050
	Entertainment Software - 2.8%
945	Better Collective AS (b)		21,725
	Gambling (Non-Hotel) - 22.0%
2,121	Betsson AB		25,654
215	Evolution AB		26,511
223	Flutter Entertainment plc (b)		44,388
390	Golden Entertainment, Inc. (b)		16,513
688	International Game Technology plc		23,275
234	Red Rock Resorts, Inc. - Class A		11,349
6,012	Rush Street Interactive, Inc. (b)		23,026
			170,716
	Internet Gambling - 13.2%
2,600	DraftKings, Inc. - Class A (b)		82,628
1,134	Entain plc		20,171
			102,799
	Lottery Services - 2.3%
1,029	OPAP SA		18,114
	TOTAL COMMON STOCKS (Cost $611,025)		742,940

	WARRANTS - 0.0% (c)
340	PointsBet Holdings, Ltd., Expiration: 07/08/2024, Exercise Price: AUD $10.00 (b)(d)(e)		0
	TOTAL WARRANTS (Cost $0)		0

	SHORT-TERM INVESTMENTS - 3.8%
14,750	First American Government Obligations Fund - Class X, 5.18% (f)		14,750
14,749	First American Treasury Obligations Fund - Class X, 5.20% (f)		14,749
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,499)		29,499
	TOTAL INVESTMENTS (Cost $640,524) - 99.4%		772,439
	Other Assets in Excess of Liabilities - 0.6%		4,589
	NET ASSETS - 100.0%		$777,028

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)
To the extent that the Fund invests more heavily in particular industry sub-groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry sub-groups.

	(b)	Non-income producing security.
	(c)	Represents less than 0.05% of net assets.
	(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0, which represents 0.00% of net assets.
	(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
	(f)	Rate shown is the annualized seven-day yield as of July 31,2023.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2023:

Assets^		Level 1		Level 2		Level 3		Total
Common Stocks		$742,940		$-		$-		$742,940
Warrants		-		-		-		-
Short-Term Investments		29,499		-		-		29,499
Total Investments in Securities		$772,439		$-		$0		$772,439
^See Schedule of Investments for breakout of investments by industry sub-group classifications.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 7/31/2023
Common Stocks	$1,457	$(787)	$1,879	$-	$(2,549)	$-	$-	$-
Warrants	$435	$-	$(435)	$-	$-	$-	$-	$-

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 7/31/2023	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Warrants	$0		Discount for lack of marketability	Decrease
* PointsBet Holdings, Ltd. Warrants have been valued between AUD $0.00 and AUD $2.00 per share throughout the period.